UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2005

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-09848                    06-1153720
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

         9510 Ormsby Station Road, Suite 300
            Louisville, Kentucky                                    40223
(Address of principal executive offices)                         (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         As previously disclosed in the Registrant's periodic filings, in April 2003 the Chancery Court of Williamson County, Tennessee, issued a ruling in favor of Franklin Associates L.P. ("Franklin") awarding damages against the Registrant in the amount of $984,970. The Registrant appealed the Chancery Court's judgment on its finding of liability and on its determination of the amount of damages. Franklin appealed the Chancery Court's decision to apply a blockage discount to the damages calculation and not to award Franklin pre-judgment interest. On November 29, 2005, the Court of Appeals of Tennessee affirmed the Chancery Court ruling except that it reduced the damages awarded to Franklin to $658,886.50, plus post-judgment interest.

         As a part of the appeal, the Registrant was required to post cash of $1,154,241 (consisting of $984,970 in damages and $169,271 of estimated post-judgment interest) in an escrow account with the Tennessee Courts. As disclosed in the Form 8-K dated November 7, 2005, the Registrant has made an accounting provision of approximately $1,154,241 for this loss.

         The Registrant and Franklin may still seek a re-hearing by the Court of Appeals of Tennessee or seek an appeal to the Tennessee Supreme Court of the decision of the Court of Appeals of Tennessee. If the case were ultimately resolved consistent with the decision of the Court of Appeals, the Registrant estimates that the actual loss incurred, including post-judgment interest, would be approximately $831,000 as of the date of this report. There can be no assurance that any amounts ultimately paid to Franklin in connection with this litigation will not be greater than this estimate or the escrowed amount.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ALMOST FAMILY, INC.

Date:  December 9, 2005                     By  /s/ C. Steven Guenthner
                                                --------------------------------
                                                C. Steven Guenthner
                                                Senior Vice President and
                                                Chief Financial Officer